UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison / Claymore Covered Call Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive

Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

Madison / Claymore Covered Call Fund

2455 Corporate West Drive

Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2005

Madison/Claymore Covered Call Fund

MCN

Madison Investment Advisors

CLAYMORE®

www.madisonclaymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Madison/Claymore Covered Call Fund

The shareholder report you are reading right now is just the beginning of the story. Online at madisonclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases, special notices and tax characteristics

Madison Investment Advisors and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund

Dear Shareholder |

We thank you for your investment in Madison/Claymore Covered Call Fund (MCN). As Investment Adviser for the Fund, we are pleased to submit the MCN annual shareholder report for the 12-month period ended December 31, 2005.

As you may know, the Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio of what the Investment Manager believes to be high-quality, large-capitalization stocks that are trading at reasonable valuations in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums.

Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., is the Fund’s Investment Manager. Founded in 1974, Madison is an independently owned firm that acts as an investment adviser for individuals, corporations, pension funds, endowments, insurance companies and mutual funds. Madison and its subsidiaries managed approximately $11.5 billion in assets as of December 31, 2005.

During the 12-month period, the Fund generated a total return of 6.36% at net asset value (NAV). This represents a change in NAV from $15.14 at the start of the period to $14.74 on December 31, 2005 plus the reinvestment of the Fund’s quarterly dividends. At market price, the Fund generated a total return, including reinvestment of dividends of 8.49%, which reflects a market price of $14.80 at the close of the period vs. $14.90 on December 31, 2004.

We would like to encourage shareholders to consider the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (DRIP) that is described in detail on page 22 of this report.

Annual Report | December 31, 2005 | 3

MCN | Madison/Claymore Covered Call Fund | Dear Shareholder continued

If shares should trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Portfolio Management Commentary section of the report on page 5. You’ll find information on what impacted the performance of the Fund during the fiscal period and Madison Asset Management’s views on the overall market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.madisonclaymore.com.

Sincerely,

Nicholas Dalmaso
Madison/Claymore Covered Call Fund

February 3, 2006

4 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund

Questions & Answers |

We at Madison Asset Management, LLC, are pleased to report that the Madison/Claymore Covered Call Fund (MCN) has continued to enjoy positive results in 2005. Seventeen months after the Fund’s inception, the managers continued to invest in high-quality, primarily large capitalization growth stocks and follow our option-writing strategy designed to produce a steady income return. We have remained diligent in pursuing the Fund’s investment objective that seeks a high level of current income and capital gains, with a secondary objective of capital appreciation.

Madison Asset Management, LLC (MAM), a wholly-owned subsidiary of Madison Investment Advisors, Inc. of Madison, Wisconsin, with its affiliates, manages over $11.5 billion in individual, corporate, pension, insurance company and mutual fund assets.

Please tell us about the Fund’s Performance.

The Fund’s total return at net asset value (“NAV”) including reinvestment of dividends paid totaling $1.32 per share, was 6.36% for the year, which compares favorably to its primary benchmark, the CBOE BuyWrite (BXM) Index, which returned 4.25% for the year and also bested the 4.91% return posted by the Standard & Poor’s 500. Since inception in July, 2004, the Fund’s NAV has returned 14.68% on a cumulative basis as of December 31, 2005, including reinvestment of the Fund’s quarterly distributions.

The Fund’s market price closed the year at $14.80 which, including reinvestment of dividends, provided a total return of 8.49% for the year. We are especially pleased that MCN traded at premium to its net asset value, averaging a 2.79% premium in the fourth quarter, for example, and closed the year trading at a 0.41% premium compared to an average 7.8% discount for other leading closed-end funds with similar strategies. We were especially encouraged that MCN did not join in the wide sell-off late in the year that drove most similar funds to 8-13% discounts.

At the beginning of 2005, we announced an increase in our quarterly dividend to $0.33 per share from $0.30 previously. At year-end, the Fund’s annualized dividend rate of $1.32 per share represents a yield of 8.92% based on the December 31, 2005 closing market price of $14.80. Management does not anticipate any changes to the Fund’s quarterly dividend for 2006.

Will you provide an overview of equity market environment in 2005?

Last year represented a period of transition for the stock market, generally moving sideways while consolidating the post-bear market rally that drove stocks higher in the prior two years. After a meaningful pause early in the year, stocks moved solidly ahead, gaining about 10% since the April lows through year-end. Bolstered by a strong economy, the market advance enjoyed solid underpinnings, and should continue to be firm into 2006.

The Fund’s “growth at a reasonable price” focus has led to a concentration in four primary sectors: financial, technology, medical and health care and consumer discretionary. While the energy sector showed strong stock performance in 2005, only those energy stocks

Annual Report | December 31, 2005 | 5

MCN | Madison/Claymore Covered Call Fund | Questions & Answers continued

that we believe to have solid long-term growth patterns, solid fundamentals and high confidence earnings will be considered for use in the Fund. In 2005, the Fund did not hold any energy stocks.

Following the recent rally, many stocks in our research universe, including some of the Fund’s larger stock holdings, appear rather fully priced. Finding new, attractive stocks has become more difficult in recent weeks, which suggests that a modest market correction might be likely in the spring. In fact, any such short term correction might be a welcome event, as it would restore better value and afford us opportunities to replace those stocks we expect to be called away in January and February as part of our options strategy.

Please provide an overview of the Fund’s Options Strategy in 2005.

Option premiums have held at reasonable levels throughout the year, allowing the Fund to continue its strategy of selling 4-month to 1-year calls on 80% or more of the stocks in the portfolio. As of December 31, 2005, call options covered 81.8% of the stock holdings. The Fund’s management has focused primarily on out-of-the-money (option strike price higher than the current stock price) in the 4 month to 8 month range. Selling primarily out-of-the-money calls gives the Fund some opportunity to participate in stock appreciation, as well as enjoy meaningful income from call option premiums. Growth stocks tend to produce larger call option premiums than most other stocks, and premiums for options in specific stocks tend to be considerably larger than those on most index related options.

Please provide an overview of the Fund’s option and equity selection process

We use fundamental analysis to select high quality companies that we believe have strong, consistent earnings growth patterns with attractive valuations. Stocks that tend to have favorable “PEG” ratios (Price-Earnings ratio to Growth rate), as well as solid financials, often have sustainable competitive advantages, predictable cash flows and high-quality management teams.

Once attractive stocks are selected for the portfolio, we employ a covered-call option writing strategy. This procedure calls for selling call options on over 80% of the stocks. Such calls are primarily out-of-the-money, meaning that the option strike price or exercise price is higher than the current common stock price, thus allowing the Fund to participate in some stock appreciation. The call premiums received become a substantial level of investment income and add an element of downside protection. Call options have been written over a variety of time periods, usually from 4 to 12 months. This “spreading” of the option exercise dates provides some protective value to the strategy and spreads the income flow throughout the year.

6 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund | Questions & Answers continued

What is your outlook for the market environment in 2006?

Madison Asset Management, the Fund’s manager, expects continued moderate growth in the stock market over the months ahead. Economic momentum has been building, with consumer demand remaining steady. This is all against a backdrop of fairly modest interest rates despite the Federal Reserve’s multiple hikes in the Federal Funds rates over the last 18 months. Stocks appear to be fairly valued entering 2006, and thus prices should expand in relative lockstep with rising earnings.

We remain quite pleased with the Fund’s success, especially compared to the S&P 500 and BXM indices and to other publicly-traded option writing funds. Our objective is to continue to achieve favorable long-term results, and to maintain and grow the NAV after the payment of dividends.

We appreciate the confidence of the shareholders of the Madison/Claymore Covered Call Fund and thank you for your continued investment.

MCN Risks and Other Considerations

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund’s downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level. Please refer to the Fund’s prospectus for a more thorough discussion of the risks associated with investments in options on equity securities.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions.

Fund Distribution Risk In order to make regular quarterly distributions on its common shares, the fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Risks Associated with Options on Securities There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Annual Report | December 31, 2005 | 7

MCN | Madison/Claymore Covered Call Fund

Fund Summary | As of December 31, 2005 (unaudited)

Fund Statistics
Share Price	$14.80
Common Share Net Asset Value	$14.74
Premium/(Discount) to NAV	0.41%
Net Assets ($000)	$278,344

Total Returns
(Inception 7/28/04)	Market	NAV
One Year	8.49%	6.36%
Since Inception - average annual	6.88%	10.06%

Share Price & NAV Performance

Sector Breakdown	% of Long-Term Investments
Consumer Discretionary	26.3%
Healthcare	16.8%
Technology	16.3%
Financials	15.6%
Insurance	7.1%
Industrial	5.5%
Business Services	5.3%
Software	4.1%
Exchange Traded Funds	2.2%
Consumer Services	0.8%

Distribution to Shareholders

Top Ten Holdings	% of Long-Term Investments
Lowe’s Cos., Inc.	4.4%
Morgan Stanley Co.	4.4%
Intel Corp.	4.2%
American International Group, Inc.	3.9%
Countrywide Financial Corp.	3.7%
Bed Bath & Beyond, Inc.	3.5%
Target Corp.	3.4%
MGIC Investment Corp.	3.2%
Biogen Idec, Inc.	3.1%
Home Depot, Inc.	3.1%

Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition (% of Total Investments)

8 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund

Portfolio of Investments | December 31, 2005

Number of Shares		Value
	Common Stocks – 88.4%

	Business Services – 4.7%
92,200	Cintas Corp.	$3,796,796
170,000	First Data Corp.	7,311,700
33,000	Fiserv, Inc. (a)	1,427,910
20,000	Hewitt Associates, Inc. (a)	560,200

		13,096,606

	Consumer Discretionary – 23.2%
170,000	American Eagle Outfitters, Inc.	3,906,600
236,000	Bed Bath & Beyond, Inc. (a)	8,531,400
130,000	Best Buy Co., Inc.	5,652,400
80,000	Family Dollar Stores, Inc.	1,983,200
60,000	Harley-Davidson, Inc.	3,089,400
190,000	Home Depot, Inc.	7,691,200
110,000	International Game Technology, Inc.	3,385,800
140,000	Kohl’s Corp. (a)	6,804,000
163,000	Lowe’s Cos., Inc.	10,865,580
45,000	Ross Stores, Inc.	1,300,500
150,000	Target Corp.	8,245,500
24,500	Tiffany & Co.	938,105
52,000	Williams-Sonoma, Inc. (a)	2,243,800

		64,637,485

	Consumer Services – 0.7%
36,500	Intuit, Inc. (a)	1,945,450

	Exchange Traded Funds – 2.0%
136,000	Nasdaq-100 Index Tracking Stock	5,497,120

	Financials – 13.8%
60,000	Affiliated Managers Group, Inc. (a)	4,815,000
25,000	Capital One Financial Corp.	2,160,000
120,000	Citigroup, Inc.	5,823,600
266,000	Countrywide Financial Corp.	9,094,540
84,000	Merrill Lynch & Co., Inc.	5,689,320
190,000	Morgan Stanley Co.	10,780,600

		38,363,060

	Healthcare – 14.8%
80,000	Amgen, Inc. (a)	6,308,800
170,000	Biogen Idec, Inc. (a)	7,706,100
175,000	Biomet, Inc.	6,399,750
116,200	Boston Scientific Corp. (a)	2,845,738
10,000	Community Health Systems, Inc. (a)	383,400
270,000	Health Management Associates, Inc.	5,929,200
62,200	Laboratory Corp. of America Holdings (a)	3,349,470
67,600	Pfizer, Inc.	1,576,432
100,000	Zimmer Holdings, Inc. (a)	6,744,000

		41,242,890

	Industrial – 4.8%
50,500	Dover Corp.	$2,044,745
70,000	FedEx Corp.	7,237,300
56,200	United Parcel Services Corp.-Class B	4,223,430

		13,505,475

	Insurance – 6.3%
140,000	American International Group, Inc.	9,552,200
120,000	MGIC Investment Corp.	7,898,400

		17,450,600

	Software – 3.7%
240,000	Check Point Software Technologies Ltd. (Israel) (a)	4,824,000
306,000	Symantec Corp. (a)	5,355,000

		10,179,000

	Technology – 14.4%
332,000	Altera Corp. (a)	6,151,960
230,000	Applied Materials, Inc.	4,126,200
330,000	Cisco Systems, Inc. (a)	5,649,600
452,500	Flextronics International Ltd. (Singapore) (a)	4,724,100
170,000	Hewlett-Packard Co.	4,867,100
417,000	Intel Corp.	10,408,320
100,000	QLogic Corp. (a)	3,251,000
40,000	Xilinx, Inc.	1,008,400

		40,186,680

	Total Long-Term Investments – 88.4% (Cost $243,434,972)	246,104,366

	Short-Term Investments – 21.6%

	Money Market Funds 0.1%
230,499	AIM Liquid Assets Money Market Fund (Cost $230,499)	230,499

	Repurchase Agreement – 20.1%
56,061,000	Morgan Stanley Co. (issued 12/30/05, yielding 2.90%; collateralized by $56,775,000 par of U.S.Treasury Notes due 1/15/15; to be sold on 1/03/06 at $56,079,064) (Cost $56,061,000)	56,061,000

	U.S. Government and Agencies – 1.4%
3,882,000	U.S.Treasury Note (yielding 3.43%, maturity 1/19/06) (Cost $ 3,875,339)	3,875,339

	Total Short-Term Investments (Cost $60,166,838)	60,166,838

	Total Investments – 110.0% (Cost $303,601,810)	306,271,204

	Liabilities in excess of other assets (5.1%)	(14,164,060)
	Total Value of Options Written (4.9%)	(13,763,148)
	Net Assets – 100.0%	$278,343,996

See notes to financial statements.

Annual Report | December 31, 2005 | 9

MCN | Madison/Claymore Covered Call Fund | Portfolio of Investments continued

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Value
165	Affiliated Managers Group, Inc.	January 2006	$70.00	$172,425
335	Affiliated Managers Group, Inc.	January 2006	75.00	189,275
200	Affiliated Managers Group, Inc.	June 2006	80.00	108,000
2,200	Altera Corp.	January 2006	20.00	27,500
800	Altera Corp.	June 2006	17.50	188,000
310	Altera Corp.	June 2006	20.00	34,100
800	American Eagle Outfitters, Inc.	January 2007	25.00	256,000
600	American Eagle Outfitters, Inc.	January 2006	27.50	3,000
300	American Eagle Outfitters, Inc.	January 2006	30.00	1,500
400	American International Group, Inc.	January 2006	60.00	334,000
1,000	American International Group, Inc.	February 2006	65.00	410,000
700	Amgen, Inc.	July 2006	85.00	245,000
1,870	Applied Materials, Inc.	January 2006	17.50	126,225
430	Applied Materials, Inc.	April 2006	18.00	47,300
540	Bed Bath & Beyond, Inc.	January 2006	40.00	4,050
380	Bed Bath & Beyond, Inc.	January 2006	42.50	1,900
60	Bed Bath & Beyond, Inc.	January 2006	45.00	300
580	Bed Bath & Beyond, Inc.	May 2006	37.50	116,000
500	Bed Bath & Beyond, Inc.	May 2006	42.50	30,000
300	Bed Bath & Beyond, Inc.	May 2006	45.00	9,000
850	Best Buy Co., Inc.	March 2006	45.00	178,500
450	Best Buy Co., Inc.	June 2006	45.00	162,000
250	Biogen Idec, Inc.	January 2006	35.00	258,750
700	Biogen Idec, Inc.	January 2007	45.00	507,500
500	Biogen Idec, Inc.	April 2006	40.00	360,000
250	Biogen Idec, Inc.	April 2006	45.00	105,000
641	Biomet, Inc.	January 2006	37.50	30,448
1,109	Biomet, Inc.	January 2006	40.00	8,317
241	Boston Scientific Corp.	January 2006	27.50	1,807
595	Boston Scientific Corp.	May 2006	27.50	63,963
221	Boston Scientific Corp.	May 2006	30.00	11,050
250	Capital One Financial Corp.	January 2006	80.00	168,750
1,000	Check Point Software Technologies Ltd. (Israel)	January 2006	22.50	15,000
100	Check Point Software Technologies Ltd. (Israel)	April 2006	22.50	6,250
1,000	Check Point Software Technologies Ltd. (Israel)	January 2006	25.00	5,000
115	Cintas Corp.	February 2006	45.00	2,012
807	Cintas Corp.	May 2006	45.00	56,490
400	Cisco Systems, Inc.	January 2006	17.50	7,000
295	Cisco Systems, Inc.	April 2006	17.50	22,863
805	Cisco Systems, Inc.	January 2006	20.00	4,025
530	Citigroup, Inc.	January 2006	45.00	193,450
520	Countrywide Financial Corp.	January 2006	35.00	29,900
650	Countrywide Financial Corp.	April 2006	35.00	141,375
260	Countrywide Financial Corp.	July 2006	35.00	80,600
1,230	Countrywide Financial Corp.	January 2006	37.50	12,300
130	Dover Corp.	June 2006	$40.00	$34,450
100	Family Dollar Stores, Inc.	January 2006	22.50	24,250
425	Family Dollar Stores, Inc.	April 2006	25.00	70,125
275	Family Dollar Stores, Inc.	July 2006	25.00	59,813
700	FedEx Corp.	January 2006	85.00	1,295,000
1,553	First Data Corp.	January 2006	42.50	182,477
147	First Data Corp.	May 2006	42.50	45,570
330	Fiserv, Inc.	June 2006	45.00	70,950
2,753	Flextronics International Ltd. (Singapore)	January 2006	12.50	13,765
227	Flextronics International Ltd. (Singapore)	July 2006	12.50	10,783
1,247	Flextronics International Ltd. (Singapore)	January 2006	15.00	6,235
400	Harley-Davidson, Inc.	January 2006	50.00	104,000
100	Harley-Davidson, Inc.	May 2006	55.00	23,250
200	Hewitt Associates, Inc.	June 2006	25.00	80,000
590	Hewlett-Packard Co.	January 2006	22.50	365,800
634	Hewlett-Packard Co.	January 2006	25.00	234,580
476	Hewlett-Packard Co.	May 2006	30.00	72,590
250	Health Management Associates, Inc.	February 2006	25.00	1,250
600	Home Depot, Inc.	January 2006	40.00	60,000
600	Home Depot, Inc.	January 2006	42.50	7,500
400	Home Depot, Inc.	May 2006	42.50	58,000
620	Intel Corp.	January 2006	25.00	38,750
3,250	Intel Corp.	April 2006	25.00	463,125
250	Intel Corp.	July 2006	25.00	48,750
50	Intel Corp.	April 2006	27.50	2,625
600	International Game Technology, Inc.	January 2006	27.50	204,000
500	International Game Technology, Inc.	January 2006	30.00	63,750
100	Intuit, Inc.	January 2006	42.50	108,500
265	Intuit, Inc.	April 2006	45.00	249,100
900	Kohl’s Corp.	April 2006	50.00	249,750
500	Kohl’s Corp.	January 2006	55.00	5,000
100	Laboratory Corp. of America Holdings	February 2006	50.00	44,500
300	Laboratory Corp. of America Holdings	May 2006	50.00	166,500
222	Laboratory Corp. of America Holdings	February 2006	55.00	21,645
400	Lowe’s Cos., Inc.	January 2006	55.00	470,000
200	Lowe’s Cos., Inc.	April 2006	60.00	165,000
800	Lowe’s Cos., Inc.	January 2006	60.00	540,000
230	Lowe’s Cos., Inc.	July 2006	70.00	87,400
200	Merrill Lynch & Co., Inc.	January 2006	60.00	159,000
400	Merrill Lynch & Co., Inc.	April 2006	65.00	198,000
200	Merrill Lynch & Co., Inc.	July 2006	70.00	70,000
600	MGIC Investment Corp.	January 2006	65.00	129,000
250	MGIC Investment Corp.	June 2006	65.00	131,250
350	MGIC Investment Corp.	January 2006	70.00	12,250
850	Morgan Stanley Co.	January 2006	55.00	170,000
400	Morgan Stanley Co.	April 2006	55.00	148,000

See notes to financial statements.

10 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund | Portfolio of Investments continued

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Value
400	Morgan Stanley Co.	July 2006	$60.00	$95,000
1,360	Nasdaq-100 Index Tracking Stock	March 2006	41.00	125,800
100	Pfizer, Inc.	June 2006	25.00	7,750
576	Pfizer, Inc.	January 2006	27.50	2,880
1,000	QLogic Corp.	January 2006	32.50	105,000
450	Ross Stores, Inc.	February 2006	27.50	95,625
500	Symantec Corp.	July 2006	17.50	97,500
500	Symantec Corp.	January 2006	20.00	3,750
200	Symantec Corp.	April 2006	20.00	11,000
1,800	Symantec Corp.	January 2006	22.50	9,000
300	Target Corp.	January 2006	50.00	153,000
600	Target Corp.	January 2006	55.00	75,000
600	Target Corp.	July 2006	55.00	282,000
245	Tiffany & Co.	January 2006	35.00	86,975
500	United Parcel Services Corp.-Class B	July 2006	80.00	127,500
220	Williams-Sonoma, Inc.	May 2006	37.50	156,200
300	Williams-Sonoma, Inc.	January 2006	40.00	105,000
400	Xilinx, Inc.	June 2006	25.00	99,000
200	Zimmer Holdings, Inc	March 2006	65.00	104,000
800	Zimmer Holdings, Inc	June 2006	70.00	352,000

	Total Value of Call Options Written (Premiums received $15,277,914)			$13,596,188

1,498	Altera Corp.	January 2006	$17.50	$29,960
200	American Eagle Outfitters, Inc.	January 2007	20.00	41,000
300	American Eagle Outfitters, Inc.	January 2007	22.50	96,000

	Total Value of Put Options Written (Premium received $463,195)			166,960

	Total Options Written (Premiums received $15,741,109)			$13,763,148

(a)	Non-income producing security.

See notes to financial statements.

Annual Report | December 31, 2005 | 11

MCN | Madison/Claymore Covered Call Fund

Statement of Assets & Liabilities | For the year ended December 31, 2005

Assets
Investments, at value (cost $247,540,810)	$250,210,204
Repurchase agreement (cost $56,061,000)	56,061,000

Total Investments (cost $303,601,810)	$306,271,204
Cash	20,868
Receivable for investments sold	1,052,288
Dividends and interest receivable	86,337
Other assets	4,977

Total assets	307,435,674

Liabilities
Options written, at value(premiums received of $15,741,109)	13,763,148
Payables:
Investments purchased	14,948,920
Investment advisory fee	118,465
Investment management fee	118,465
Other affiliates	13,535
Trustees’ fees	6,128
Accrued expenses and other liabilities	123,017

Total liabilities	29,091,678

Net Assets	$278,343,996

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 18,889,180 shares issued and outstanding	$188,892
Additional paid-in capital	270,069,453
Net unrealized appreciation on investments and options transactions	4,647,355
Accumulated net realized gain on investments and options transactions	3,438,296

Net Assets	$278,343,996

Net Asset Value (based on 18,889,180 common shares outstanding)	$14.74

See notes to financial statements.

12 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund

Statement of Operations | For the year ended December 31, 2005

Investment Income
Dividends (net of foreign withholding taxes of $2,157)	$1,694,448
Interest	1,380,109

Total income		$3,074,557

Expenses
Investment advisory fee	1,383,494
Investment management fee	1,383,494
Professional fees	176,536
Trustees’ fees and expenses	136,632
Printing expenses	82,481
Fund accounting	70,340
Administrative fee	68,422
Custodian fee	56,980
Transfer agent fee	39,587
Prepaid Insurance	41,262
NYSE listing fee	41,229
Other	24,524

Total expenses		3,504,981

Net investment loss		(430,424)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments		1,927,306
Options		25,988,616
Net change in unrealized appreciation (depreciation) on:
Investments		(22,797,502)
Options		12,435,325

Net realized and unrealized gain on investments and options transactions		17,553,745

Net Increase in Net Assets Resulting from Operations		$17,123,321

See notes to financial statements.

Annual Report | December 31, 2005 | 13

MCN | Madison/Claymore Covered Call Fund

Statements of Changes in Net Assets |

	For the Year Ended December 31, 2005	For the Period July 28, 2004* through December 31, 2004
Increase in Net Assets Resulting from Operations
Net investment loss	$(430,424)	$(429,401)
Net realized gain on investments and options	27,915,922	6,534,625
Net unrealized appreciation (depreciation) on investments and options	(10,362,177)	15,009,532

Net increase in net assets resulting from operations	17,123,321	21,114,756

Distributions to Shareholders
In excess of net investment income	(24,629,048)	(5,523,378)

Capital Share Transactions
Proceeds from the issuance of common shares	—	263,641,039
Reinvestment of dividends	5,559,953	1,509,206
Common share offering costs charged to paid-in-capital	—	(552,128)

Net increase from capital share transactions	5,559,953	264,598,117

Total increase in net assets	(1,945,774)	280,189,495

Net Assets:
Beginning of period	280,289,770	100,275

End of period (including undistributed net investment income of $0 and $0, respectively.)	$278,343,996	$280,289,770

*	Commencement of investment operations.

See notes to financial statements.

14 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund

Financial Highlights |

	For the Year Ended December 31, 2004	For the Period July 28, 2004* through December 31, 2005
Net asset value, beginning of period	$15.14	$14.33	(a)

Investment operations
Net investment loss (b)	(0.02)	(0.02)
Net realized and unrealized gain on investments and options	0.94	1.16

Total from investment operations	0.92	1.14

Distributions in excess of net investment income	(1.32)	(0.30)

Offering expenses charged to paid-in-capital	—	(0.03)

Net asset value, end of period	$14.74	$15.14

Market value, end of period	$14.80	$14.90

Total investment return(c)
Net asset value	6.36%	7.80%
Market value	8.49%	1.35%
Ratios and supplemental data
Net assets end of period (thousands)	$278,344	$280,290
Ratio of expenses to average net assets’	1.27%	1.24	%(d)
Ratio of net investment income(loss) to average net assets	(0.16%)	(0.36	%)(d)
Portfolio turnover	109%	33%

*	Commencement of investment operations.

(a)	Before deduction of offering expenses charged to capital.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share.Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

Annual Report | December 31, 2005 | 15

MCN | Madison/Claymore Covered Call Fund

Notes to Financial Statement |

Note 1 – Organization:

Madison/Claymore Covered Call Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004.The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund’s Investment Manager, selling at a reasonable price in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady production of option premiums.There can be no assurance that the Fund will achieve its investment objectives.The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Trustees shall determine in good faith to reflect its fair value. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges.

Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date.Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

16 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund | Notes to Financial Statements continued

The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on written options. Realized short-term capital gains and premiums received on options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Transactions with Affiliates:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide certain administrative services, oversee the activities of Madison Asset Management LLC (the “Investment Manager”), provide personnel, including certain officers required for the Fund’s administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund will pay the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Funds average daily managed assets.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Fund recognized expenses of approximately $68,400 and $70,300 respectively, for these services.

Certain officers and trustees of the Fund are also officers and directors of Claymore Advisors, LLC or Madison Asset Management LLC. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding written options as of December 31, 2005 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Ordinary Income
$304,377,687	$3,169,339	$(1,275,822)	$1,893,517	$4,214,173

Annual Report | December 31, 2005 | 17

MCN | Madison/Claymore Covered Call Fund | Notes to Financial Statements continued

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution reclass in the amount of $24,629,048 was reclassified from accumulated net realized gain to accumulated undistributed net investment income. In addition, a permanent book and tax difference relating to the net operating loss in the amount of $430,424 was reclassified from net realized gain to accumulated undistributed net investment income. Net realized gains or losses may differ for financial reporting and tax reporting primarily as a result of the deferral of losses relating to wash sale transactions.

For the period ended December 31, 2005 and 2004, respectively, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

	2005	2004
Distributions paid from Ordinary Income	$24,629,048	$5,523,378

Note 5 – Investment Transactions and Options Written:

During the period, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $273,592,927 and $269,522,234 respectively

Transactions in option contracts during the period ended December 31, 2005 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	69,483	$16,044,251
Options written during the period	137,252	31,326,440
Options received from stock split	1,850	—
Options expired during the period	(48,182)	(9,729,165)
Options closed during the period	(17,946)	(4,109,436)
Options assigned during the period	(78,495)	(17,790,981)

Options outstanding, end of period	63,962	$15,741,109

Note 6 – Capital:

Common Shares

In connection with its organizational process, the Fund sold 7,000 common shares of beneficial interest to Claymore Securities Inc., an affiliate of the Adviser, for consideration of $100,275. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and issued 17,350,000 shares of common stock in its initial public offering. These shares were all issued at $14.325 per share after deducting the sales load but before a reimbursement of expenses to the underwriters of $0.005 per share. In connection with the initial public offering of the Fund’s common shares, the underwriters were granted an option to purchase additional common shares. On August 26, 2004 and September 14, 2004, the underwriters purchased, at a price of $14.325 per common share (after deducting the sales load but before underwriter’s expense reimbursement) 1,000,000 and 54,261 common shares, respectively, of the Fund pursuant to the over-allotment option.

Offering costs of $552,128 or $0.03 per share, in connection with the issuance of the common shares, have been borne by the Fund and were charged to paid-in-capital.

Transactions in common shares were as follows:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Beginning Shares	18,513,442	7,000
Issuance of common shares	—	18,404,261
Shares issued through dividend reinvestment	375,738	102,181

Ending Shares	18,889,180	18,513,442

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 8 – Subsequent Event:

On February 1, 2006, the Board of Trustees declared a quarterly dividend of $0.33 per common share. This dividend is payable February 28, 2006 to shareholders of record on February 15, 2006.

18 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of

Madison/Claymore Covered Call Fund

We have audited the accompanying statement of assets and liabilities of Madison/Claymore Covered Call Fund (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from July 28, 2004 (commencement of investment operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison/Claymore Covered Call Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from July 28, 2004 (commencement of investment operations) through December 31, 2004 in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 7, 2006

Annual Report | December 31, 2005 | 19

MCN | Madison/Claymore Covered Call Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $1,688,600 was received by the Fund through December 31, 2005. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,690,482 of investment income qualifies for dividends-received deduction.

In January 2006, you were advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2005.

Trustees

The Trustees of the Madison/Claymore Covered Call Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	12	None.

Philip E. Blake Year of birth: 1944 1 South Pinckney Street Suite 501 Madison, WI 53703 Trustee	Since 2004	Managing Partner of Forecastle Inc. (2000-present). Formerly, President and CEO of Madison Newspapers Inc. (1993-2000) and Vice President, Publishing, Lee Enterprises (1998-2001).	1	Director, Madison Newspapers, Inc., Forecastle, Inc., Nemtes, Inc. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

James R. Imhoff, Jr. Year of birth: 1944 5250 East Terrace Drive Madison, WI 53718 Trustee	Since 2004	Chairman and CEO of First Weber Group.	1	Director, Park Bank. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	16	Director, Edward Hospital Foundation, Naperville, IL; Trustee, North Park University, Chicago.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998- 1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999), each of John Nuveen & Co., Inc. (1982-1999)	14	None.

Lorence Wheeler Year of birth: 1938 135 Grand County Road Tabernash, CO 80478 Trustee	Since 2004	Formerly, President of Credit Union Benefits Services, Inc. and Pension Specialist for CUNA Mutual Group.	1	Director, Grand Mountain Bank FSB. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

Interested Trustees:

Frank E. Burgess’ Year of birth: 1942 550 Science Drive Madison, WI 53711 Trustee and Senior Vice President	Since 2004	Founder, President and CEO of Madison Investment Advisors, Inc. (1974-present) and Madison Asset Management, LLC	1	Director, Capital Bankshares, Inc. and Outrider Foundation, Inc. Director, Santa Barbara Community Bankcorp. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

Nicholas Dalmaso Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	16	None.

*	Address for all Trustees, unless otherwise noted:

2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

•	Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

•	Messrs. Blake, Dalmaso and Imhoff, as Class II Trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of shareholders.

•	Messrs. Nyberg, Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Burgess is an “interested person” (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund’s Investment Manager.

#	Mr. Dalmaso is an “interested person” (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

20 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund | Supplemental Information(unaudited) continued

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on August 18, 2005. At the meeting, shareholders voted on the election of trustees.

With regard to the election of the following trustees by shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
Randall C. Barnes	17,439,521	219,310
Frank E. Burgess	17,438,417	220,414

The other trustees of the Fund whose terms did not expire in 2005 are Philip E. Blake, Nicholas Dalmaso, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin and Lorence Wheeler.

Officers:

The Officers of the Madison/Claymore Covered Call Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Jay Sekelsky 550 Science Drive Madison, WI 53711 Year of birth: 1959 Vice President	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; Vice President of Funds in the Mosaic family of funds and Madison Strategic Sector Premium Fund.

Kay Frank 550 Science Drive Madison, WI 53711 Year of birth: 1960 Vice President	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; President of Funds in the Mosaic family of funds and President of Madison Strategic Sector Premium Fund.

Rita Bauer 550 Science Drive Madison, WI 53711 Year of birth: 1959 Vice President	Since 2004	Vice President of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC.

Ray DiBernardo 550 Science Drive Madison, WI 53711 Year of birth: 1962 Vice President	Since 2004	Vice President of Madison Investment Advisors, Inc. Previously, Vice President and Portfolio Manager, Concord Investment Company.

Deborah Pines 550 Science Drive Madison, WI 53711 Year of birth: 1973 Vice President	Since 2004	Director of Alternative Funds of Madison Investment Advisors, Inc. Previously, Senior Investigator, Chicago Board of Trade.

Richard Sarhaddi Year of birth: 1973 Assistant Secretary	Since 2004	Assistant Vice President of Claymore Advisors, LLC and Claymore Securities, Inc. Previously, Editor, CCH Incorporated.

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her resignation or removal.

Annual Report | December 31, 2005 | 21

MCN | Madison/Claymore Covered Call Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O Box 463, East Syracuse, New York, 10357-0463, Attention: Shareholder Services Department , Phone Number: (800) 701-8178.

22 | Annual Report | December 31, 2005

MCN | Madison/Claymore Covered Call Fund

Fund Information |

Board of Trustees

Randall C. Barnes

Philip E. Blake

Frank Burgess*

Nicholas Dalmaso*

James Imhoff, Jr.

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Lorence Wheeler

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers

Nicholas Dalmaso

Chief Executive and Legal Officer

Steven M. Hill

Chief Financial Officer,

Chief Accounting Officer and Treasurer

Frank Burgess

Senior Vice President

Jay Sekelsky

Vice President

Kay Frank

Vice President

Rita Bauer

Vice President

Ray DiBernardo

Vice President

Deborah Pines

Vice President

Richard C. Sarhaddi

Assistant Secretary

Investment Manager

Madison Asset Management, LLC

550 Science Drive

Madison, WI 53711

Investment Adviser

Claymore Advisors, LLC

2455 Corporate West Drive

Lisle, IL 60532

Administrator

Claymore Advisors, LLC

2455 Corporate West Drive

Lisle, IL 60532

Custodian and Transfer Agent

The Bank of New York

New York, New York

Legal Counsel

Skadden, Arps, Slate, Meagher &

Flom LLP

Chicago, Illinois

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

Privacy Principles of Madison/Claymore Covered Call Fund for Shareholders

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Question concerning your shares of Madison/Claymore Covered Call Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York, 101 Barclay Street, New York, New York 10286 1-800-701-8178

This report is sent to shareholders of Madison/Claymore Covered Call Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-800-345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In October 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Annual Report | December 31, 2005 | 23

MCN | Madison/Claymore Covered Call Fund

About the Fund Manager |

Madison Investment Advisors, Inc.

Madison Asset Management, LLC, (MAM) a wholly-owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages over $11.5 billion in individual, corporate, pension, insurance, endowment and mutual fund assets.

Investment Philosophy

Madison believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

Investment Process

The managers employ a fundamental, bottom-up strategy in constructing equity portfolios. The managers look for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The managers follow a rigorous three-step process when evaluating companies and then employ an actively-managed option strategy to help enhance income and mitigate downside risk.

1.	Business model. The managers look for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2.	Management. When assessing management, the managers look to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3.	Proper valuation. The final step in the process is assessing the proper valuation for the company. The managers strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the managers have high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund’s calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, IL 60532

Member NASD/SIPC

MCN-AR-1205

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) There have been no revisions to the Code of Ethics during the period covered by the shareholder report presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)     (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.)

Item 4.	Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for the period January 1, 2005 through December 31, 2005, for professional services rendered by the principal accountant for the audit were $50,000. The aggregate fees billed for fiscal year 2004 for professional services rendered by the principal accountant was $47,500.

b). Audit-Related Fees: the aggregate fees billed for the period January 1, 2005 through December 31, 2005, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $0. The Audit-Related fees for 2004 was $0.

c). Tax Fees: the aggregate fees billed for the period January 1, 2005 through December 31, 2005, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000. The Tax fees for 2004 was $2,000.

d). All Other Fees: the aggregate fees billed for the period January 1, 2005 through December 31, 2005, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit fees for 2004 was $0.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the period January 1, 2005 through December 31, 2005, was $0. The aggregate non-audit fees billed for 2004 was $2,000.

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Philip E. Blake, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin and Lorence D. Wheeler.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities. Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client’s best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated

by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the Board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients’ best interests to vote against management’s recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management’s recommendation if we believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if we believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management’s recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client’s investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must “second guess” the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients’ investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended. The firm has retained the firm of Glass Lewis & Co. to serve in this capacity. All investment company Boards for which we provide investment management services have requested we utilize the recommendations of Glass Lewis & Co. in cases of conflicts of interest.

Once any member of the relevant portfolio management team determines that it would be in our clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a “conflicted list” for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that our investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1. If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.

2. On the other hand, if the Contracts are silent or simply state that we “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

1. To maintain voting records for review by the named fiduciary of the plan; and

2. Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC’s EDGAR database.

We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Unless an investment company invests exclusively in non-voting securities, it shall file Form N-PX annually with the U.S. Securities and Exchange Commission no later than August 31 for the period covering the previous July 1 through June 30.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Frank E. Burgess, the President and founder of Madison Investment Advisors, Inc., is responsible for the day-to-day management of the registrant. The Advisor to the registrant, Madison Asset Management, LLC, is a wholly owned subsidiary of Madison Investment Advisors, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant’s most recent fiscal year, Mr. Burgess was involved in the management of the following accounts:

Name of manager	Category of other accounts managed	Number managed in category		Total assets in category	Material conflicts of interest that may arise in connection with the manager’s management of the Trust’s investments and the investments of the other accounts
Frank Burgess	Registered investment companies	4	*	$285,400,000	None identified

	Other pooled investment vehicles	1		$2.0 million	As of the end of the Trust’s most recent fiscal year, the manager also managed a private partnership that pays no fees. Furthermore, the Mosaic Board of Trustees has adopted procedures to address potential conflicts of interest by requiring that such account be treated as an “Access Person” of the Trust, subject to the Trust’s Code of Ethics as if it were an employee.

	Other accounts	None		Not applicable	None identified

*	The advisory fee was not based on the performance of any of these accounts.

(a) (3) Compensation.

All compensation is measured and paid on an annual, calendar year basis. The portfolio manager is a majority owner of the registrant’s investment advisor and does not receive “incentive” compensation.

Name of manager	Structure of compensation for managing Mosaic Equity Trust portfolios	Specific criteria	Difference in methodology of compensation with other accounts managed (relates to the “Other Accounts” mentioned in the chart above)
Frank Burgess	We believe investment professionals should receive compensation for the performance of our client’s accounts, their individual effort, and the overall profitability of the firm. As such, our investment professionals receive a base salary, as well as a merit bonus based on effort expended. In addition, an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. The manager is a controlling shareholder of Madison Investment Advisors, Inc. and participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of our portfolio management teams have significant investments in either the firm or the Mosaic Fund accounts we manage with the same general style and philosophy as our individual client accounts. We believe our portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.	Not applicable.	None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2005, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison/Claymore Covered Call Fund	$100,001 - $500,000

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date: March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date: March 2, 2006

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer

Date: March 2, 2006